UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): July 6, 2022
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DIAMEDICA THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)
British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)
(763) 312-6755
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01         Other Events.

On July 6, 2022, DiaMedica Therapeutics Inc. (the “Company”) announced that the U.S. Food and Drug Administration (FDA) has placed a clinical hold on the Company’s Phase 2/3 ReMEDy2 trial studying the use of the Company’s product candidate, DM199, to treat acute ischemic stroke (AIS) patients. The clinical hold was initiated following the Company’s pause in patient enrollment and submission of three serious adverse event reports to the FDA related to clinically significant, transient hypotension (low blood pressure) occurring shortly after initiation of the intravenous (IV) dose of DM199. The blood pressure levels of the three patients recovered back to their baseline blood pressure within minutes after IV infusion was stopped.

The Company may not enroll any additional patients in the ReMEDy2 trial until the Company provides the FDA with the Company’s analysis of the events leading to or causing the hypotension, its suggested protocol modifications to address the mitigation of these events, its rationale and supporting data for the protocol modifications, and the FDA notifies the Company that it may resume enrollment in the clinical trial. Based on information received to date, DiaMedica believes that proportionate reductions in the DM199 dose level and IV infusion times will effectively mitigate the hypotension issue in ReMEDy2 patients. The Company plans to submit a revised ReMEDy2 trial protocol with the supporting rationale and data to the FDA for review in the coming weeks.

A press release announcing the clinical hold is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the press release announcing the clinical hold contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and forward-looking information that are based on the beliefs of management and reflect management’s current expectations. When used in this Current Report on Form 8-K, the words “estimate,” “believe,” “anticipate,” “intend,” “expect,” “plan,” “continue,” “potential,” “will,” “may” or “should,” the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements and information. The forward-looking statements and information in this Current Report on Form 8-K and the press release include statements regarding the Company’s beliefs as to the issues raised in the FDA’s clinical hold letter, and the causes of and its plans and ability to address the deficiencies identified in the clinical hold letter, the timeframe for doing so, and future changes to the ReMEDy2 trial protocol; the anticipated clinical benefits and success of DM199, the timing and requirements of its clinical programs, including its Phase 2/3 trial for DM199 in patients with AIS, which the Company believes has the potential to serve as a pivotal registration study of DM199 in that patient population; the potential for each of the two separate independent primary endpoints to be the basis for regulatory approval of DM199 for the treatment of AIS, anticipated clinical results and ability to achieve clinical and other milestones and its goal of offering a treatment option for patients who suffer from AIS. Such statements and information reflect management’s current view and the Company undertakes no obligation to update or revise any of these statements or information. By their nature, forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements, or other future events, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Applicable risks and uncertainties include, among others, the risk that the Company may not be able to address successfully the concerns identified in the clinical hold letter or may require the Company to collect additional data or information beyond what it currently expects; the risk that the Company may not be able to lift the clinical hold or do so in a timely manner; uncertainties relating to regulatory applications and related filing and approval timelines, including the risk that FDA may not remove the clinical hold on the ReMEDy2 trial; the possibility of additional future adverse events associated with or unfavorable results from the ReMEDy2 trial; the possibility of unfavorable results from the Company’s clinical trials of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; the Company’s plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of AIS and chronic kidney disease and its expectations regarding the benefits of DM199; the Company’s ability to conduct successful clinical testing of DM199 and within its anticipated parameters, enrollment numbers, costs and timeframes; the adaptive design of the ReMEDy2 trial and the possibility that the targeted enrollment and other aspects of the trial could change depending upon certain factors, including additional input from the FDA and the blinded interim analysis; the perceived benefits of DM199 over existing treatment options; the potential direct or indirect impact of the COVID-19 pandemic, hospital and medical facility staffing shortages, and worldwide global supply chain shortages on the Company’s business and clinical trials, including its ability to meet its site activation and enrollment goals; the Company’s reliance on collaboration with third parties to conduct clinical trials; the Company’s ability to continue to obtain funding for its operations, including funding necessary to complete planned clinical trials and obtain regulatory approvals for DM199 for AIS and chronic kidney disease, and the risks identified under the heading “Risk Factors” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 and subsequent U.S. Securities and Exchange Commission filings. The forward-looking information contained in this Current Report on Form 8-K represents the expectations of the Company as of the date of this Current Report on Form 8-K and, accordingly, is subject to change after such date. Readers should not place undue importance on forward-looking information and should not rely upon this information as of any other date. While the Company may elect to, it does not undertake to update this information at any particular time except as required in accordance with applicable laws.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 6, 2022 announcing clinical hold on ReMEDy2 trial
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: July 6, 2022